UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2011

REAL ESTATE ASSOCIATES LIMITED VII

(Exact name of registrant as specified in its charter)

California	0-13810	95-3290316
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Real Estate Associates Limited VII, a California limited partnership (the “Registrant”), holds a 99.9% general partner interest in Real Estate Associates IV (“REA IV”), which, in turn, holds a 98.99% limited partnership interest in Bellair Manor Ltd., (“Bellair Manor”), an Ohio limited partnership. On August 8, 2011, Bellair Manor entered into an agreement of sale and purchase to sell its investment property to The Orlean Company (the “Purchaser”), an Ohio Corporation, in exchange for (i) full satisfaction of the non-recourse note payable due to an affiliate of the Purchaser, (ii) the assumption of the outstanding mortgage loan encumbering the property, and (iii) the sum of one dollar. The Registrant does not expect to receive any proceeds from the sale of the property. The Registrant had no investment balance remaining in Bellair Manor at March 31, 2011.

REA IV also holds a 98.99% limited partnership interest in Oak Hill Apartments, Ltd. (“Oak Hill”), a Pennsylvania limited partnership. On August 8, 2011, Oak Hill entered into an agreement of sale and purchase to sell its investment property to the Purchaser in exchange for (i) full satisfaction of the non-recourse note payable due to an affiliate of the Purchaser, (ii) the assumption of the outstanding mortgage loan encumbering the property, and (iii) the sum of one dollar. The Registrant does not expect to receive any proceeds from the sale of the property. The Registrant had no investment balance remaining in Oak Hill at March 31, 2011.

REA IV also holds a 98.99% limited partnership interest in Yorkview Estates, Ltd. (“Yorkview”), an Ohio limited partnership. On August 8, 2011, Yorkview entered into an agreement of sale and purchase to sell its investment property to the Purchaser in exchange for (i) full satisfaction of the non-recourse note payable due to an affiliate of the Purchaser, (ii) the assumption of the outstanding mortgage loan encumbering the property, and (iii) the sum of $150,000. After payment of closing costs, the Registrant expects to receive a distribution from the sale of Yorkview. The Registrant had no investment balance remaining in Yorkview at March 31, 2011.

REA IV also holds a 98.99% limited partnership interest in Mount Union Apartments, Ltd. (“Mount Union”), an Ohio limited partnership. On August 8, 2011, Mount Union entered into an agreement of sale and purchase to sell its investment property to the Purchaser in exchange for (i) full satisfaction of the non-recourse note payable due to an affiliate of the Purchaser, (ii) the assumption of the outstanding mortgage loan encumbering the property, and (iii) the sum of one dollar. The Registrant does not expect to receive any proceeds from the sale of the property. The Registrant had no investment balance remaining in Mount Union at March 31, 2011.

REA IV also holds a 98.99% limited partnership interest in Ivywood Apartments Ltd. (“Ivywood”), an Ohio limited partnership. On August 8, 2011, Ivywood entered into an agreement of sale and purchase to sell its investment property to the Purchaser in exchange for (i) full satisfaction of the non-recourse note payable due to an affiliate of the Purchaser, (ii) the assumption of the outstanding mortgage loan encumbering the property, and (iii) the sum of one dollar. The Registrant does not expect to receive any proceeds from the sale of the property. The Registrant had no investment balance remaining in Ivywood at March 31, 2011.

The Registrant also holds a 98.79% limited partnership interest in Oakwood Apartments Ltd. – Phase I (“Oakwood Apartments I”), an Ohio limited partnership. On August 8, 2011, Oakwood Apartments I entered into an agreement of sale and purchase to sell its investment property to the Purchaser in exchange for (i) full satisfaction of the non-recourse note payable due to an affiliate of the Purchaser and (ii) the sum of one dollar. The Registrant does not expect to receive any proceeds from the sale of the property. The Registrant had no investment balance remaining in Oakwood Apartments I at March 31, 2011.

The Registrant also holds a 99.99% limited partnership interest in Oakwood Apartments Ltd. – Phase II (“Oakwood Apartments II”), an Ohio limited partnership. On August 8, 2011, Oakwood Apartments II entered into an agreement of sale and purchase to sell its investment property to the Purchaser in exchange for (i) full satisfaction of the non-recourse note payable due to an affiliate of the Purchaser and (ii) the sum of one dollar. The Registrant does not expect to receive any proceeds from the sale of the property. The Registrant had no investment balance remaining in Oakwood Apartments II at March 31, 2011.

The Registrant also holds a 99.55% limited partnership interest in Birch Manor Apartments Phase I Ltd. (“Birch Manor I”), an Ohio limited partnership. On August 8, 2011, Birch Manor I entered into an agreement of sale and purchase to sell its investment property to the Purchaser in exchange for (i) full satisfaction of the non-recourse note payable due to an affiliate of the Purchaser and (ii) the sum of one dollar. The Registrant does not expect to receive any proceeds from the sale of the property. The Registrant had no investment balance remaining in Birch Manor I at March 31, 2011.

The Registrant also holds a 99.56% limited partnership interest in Birch Manor Apartments Phase II Ltd. (“Birch Manor II”), an Ohio limited partnership. On August 8, 2011, Birch Manor II entered into an agreement of sale and purchase to sell its investment property to a the Purchaser in exchange for (i) full satisfaction of the non-recourse note payable due to an affiliate of the Purchaser, (ii) the assumption of the outstanding mortgage loan encumbering the property, and (iii) the sum of one dollar. The Registrant does not expect to receive any proceeds from the sale of the property. The Registrant had no investment balance remaining in Birch Manor II at March 31, 2011.

The Registrant also holds a 98.99% limited partnership interest in Richards Park Apartments Limited Partnership (“Richards Park”), an Ohio limited partnership. On August 8, 2011, Richards Park entered into an agreement of sale and purchase to sell its investment property to the Purchaser in exchange for (i) full satisfaction of the non-recourse note payable due to an affiliate of the Purchaser, (ii) the assumption of the outstanding mortgage loan encumbering the property, and (iii) the sum of one dollar. The Registrant does not expect to receive any proceeds from the sale of the property. The Registrant had no investment balance remaining in Richards Park at March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE ASSOCIATES LIMITED VII

By:  National Partnership Investments Corp.

Corporate General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: August 9, 2011